September 25th, 2025 Strategic Expansion in the Puget Sound Region +

2 Cautionary Note Regarding Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could,” as well as the negative of such words. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. In addition to factors disclosed in reports filed by Heritage Financial Corporation ("Heritage") with the Securities and Exchange Commission (the "SEC"), risks and uncertainties for Heritage, Olympic Bancorp, Inc. ("Olympic") and the combined company that may cause actual results or outcomes to differ materially from those anticipated include, but are not limited to: (1) the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; (2) the risk that integration of Olympic’s operations with those of Heritage will be materially delayed or will be more costly or difficult than expected; (3) the parties’ inability to meet expectations regarding the timing of the proposed merger; (4) changes to tax legislation and their potential effects on the accounting for the merger; (5) the inability to complete the proposed merger due to the failure of Olympic’s shareholders to adopt the merger agreement, or the failure of Heritage’s shareholders to approve the issuance of Heritage’s common stock in connection with the merger; (6) the failure to satisfy other conditions to completion of the proposed merger, including receipt of required regulatory and other approvals; (7) the failure of the proposed merger to close for any other reason; (8) diversion of management’s attention from ongoing business operations and opportunities due to the proposed merger; (9) the challenges of integrating and retaining key employees; (10) the effect of the announcement of the proposed merger on Heritage’s, Olympic’s or the combined company’s respective customer and employee relationships and operating results; (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (12) the dilution caused by Heritage’s issuance of additional shares of Heritage’s common stock in connection with the merger; and (13) changes in the global economy and financial market conditions and the business, results of operations and financial condition of Heritage, Olympic and the combined company. Please refer to each of Heritage’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as the Company’s other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements. Additional Information and Where to Find It Heritage Financial Corporation will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a joint proxy statement of Heritage and Olympic that also constitutes a prospectus of Heritage, which will be sent to the shareholders of Heritage and Olympic. Heritage and Olympic shareholders are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about Heritage, Olympic and the proposed transaction. When filed, this document and other documents relating to the merger filed by Heritage can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Heritage’s website at hf-wa.com under the tab “Financials.” Alternatively, these documents, when available, can be obtained free of charge from Heritage upon written request to Heritage Financial Corporation, Attn: Investor Relations, 201 Fifth Avenue S.W., Olympia, Washington 98501 or by calling (360) 943-1500 or from Olympic, upon written request to Olympic Bancorp, Inc., Attn: Corporate Secretary, PO Box 9, Port Orchard WA 98366. The contents of the website referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus. Participants in This Transaction This presentation does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Heritage, Olympic, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Heritage and Olympic in connection with the proposed merger under SEC rules. Information about the directors and executive officers of Heritage and Olympic will be included in the joint proxy statement/prospectus for the proposed merger filed with the SEC. These documents (when available) may be obtained free of charge in the manner described above under “Additional Information and Where to Find It.” Security holders may obtain information regarding the names, affiliations and interests of Heritage’s directors and executive officers in the definitive proxy statement of Heritage relating to its 2025 Annual Meeting of Shareholders filed with the SEC on March 21, 2025 and in Heritage’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 27, 2025. To the extent the holdings of Heritage’s securities by Heritage’s directors and executive officers have changed since the amounts set forth in Heritage’s proxy statement for its 2025 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge in the manner described above under “Additional Information and Where to Find It.” Non-GAAP Financial Information The Company reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Slides containing a discussion and reconciliation of non-GAAP financial measures are contained in the Appendix. Percentages in charts may not sum to 100% due to rounding.

3 18% EPS Accretion in 2027 20% Internal Rate of Return 3 years TBV Earnback (crossover method) $1.7B $1.4B 1.09% Total Assets Total Deposits Cost of Deposits 6.96% 68% 0.01% TCE Ratio1,2 Loans / Deposits NPAs / Assets Strategically Compelling Expansion in the Puget Sound Company Highlights – Kitsap Bank Pro Forma Balance Sheet Logical Geographic Fit Attractive Financial Metrics Heritage Financial Corporation (NASDAQ: HFWA) to acquire Olympic Bancorp, Inc., the holding company for Kitsap Bank $7.1 $4.8 $5.8 $8.8 $5.7 $7.2 Assets Loans Deposits HFWA Pro Forma Source: S&P Capital IQ Pro, as of the quarter ended 6/30/2025 (1) TCE ratio for consolidated holding company Olympic Bancorp, Inc. (2) Represents a non-GAAP financial measure. See Appendix $7.1 $4.8 $5.8 $8.8 $5.7 $7.2 Assets Loans Deposits HFWA Pro Forma All dollars in billions Kitsap (17) HFWA (51)

4 Strategic Expansion ▪ Positions HFWA as the leading community bank in the Puget Sound region ▪ Entering new markets with strong position – Pro forma rank as #1 market share for a community bank in Kitsap County (Bremerton-Silverdale-Port Orchard MSA) which is a $4.3 billion deposit market ▪ $9 billion pro forma assets at HFWA – would rank as 5th largest bank headquartered in Washington Scarcity Value of Kitsap Bank ▪ 117 year-old community bank which is one of the oldest banks in Washington ▪ Clean credit portfolio with NPAs / Assets of 0.01% and long track record as conservative underwriter ▪ Low cost, core deposit franchise with 1.09% cost of total deposits and 83% of deposits are non-CDs ▪ Liquid balance sheet will provide HFWA with optionality, post-closing ▪ Compatible and complementary to HFWA – similar banking culture with focus on credit quality, core deposit funding and conservative risk management Financially Attractive ▪ Meaningful EPS accretion of 9% in 2026 and 18% in 2027 ▪ TBV dilution of 9% at close and TBV earnback period of 3 years ▪ Strong pro forma capital levels, HFWA remains well capitalized Merger Rationale Source: S&P Capital IQ Pro, FDIC Summary of Deposits data as of 6/30/2025

# Geographic Fit and Strong Market Share



HFWA
Kitsap
Saanich
Olympic N.P.
Quinault I.R.
North Cascades N.P.
Colville Indian Reservation
Everett
Seattle
Bellevue
Kent
Tacoma
Federal Way
Olympia
Mt. Rainier N.P.
Wenatchee
WASHINGTON
Spokane
Yakima
Hillsboro
Vancouver
Portland
Salem
Corvallis
Eugene
Port Angeles
Agnew
Sequim
Port Townsend
Port Hadlock
Camano
Arlington
Cathan
Marysville
Lake Stev
Freeland
Everett
Mukilteo
Mill Creek
Puget Sound
Kingston
Edmonds
Bothell West
Poulsbo
Richmond Highlands
Shoreline
Bangor
Bainbridge Island
Silverdale
Cottage La
Kirkland
Redm
Seattle
Samma
Mercer Island
Issaq
Bremerton
East Port Orchard
Burien
Renton
Belfair
Allyn
Tahuya
Gig Harbor
Kent
Maple V
Covi
Federal Way
Tacoma
Shelton
University Place
Bonney Lake
Puyallup
Lakewood
Parkland
Kamilche

- Kitsap Bank is headquartered in Port Orchard, WA and has 17 banking offices (16 branches and 1 LPO in Bellevue)
- Extends HFWA footprint into adjacent markets of Kitsap, Jefferson and Clallam counties
- Market overlap with HFWA in 2 counties (Pierce and Mason)
- Plan to retain dba for "Kitsap Bank" for all offices except for overlapping locations of Tacoma, Gig Harbor and Bellevue

**Deposits for Kitsap Bank – By City and County**

| | | Kitsap Bank | | | | Total Market |
|---|---|---|---|---|---|---|
| # | Market | # of Branches | Deposits ($000) | % of Total | Market Rank | Deposits ($000) |
| | Cities | | | | | |
| 1 | Port Orchard, WA | 3 | $ 277,887 | 20.1% | 1 | $ 862,585 |
| 2 | Bremerton, WA | 2 | $ 193,689 | 14.0% | 1 | $ 360,126 |
| 3 | Silverdale, WA | 1 | $ 141,353 | 10.2% | 2 | $ 982,802 |
| 4 | Gig Harbor, WA | 1 | $ 118,725 | 8.6% | 7 | $ 1,836,867 |
| 5 | Bainbridge Island, WA | 1 | $ 102,932 | 7.4% | 5 | $ 1,077,341 |
| 6 | Poulsbo, WA | 1 | $ 99,806 | 7.2% | 4 | $ 920,002 |
| 7 | Port Townsend, WA | 1 | $ 91,627 | 6.6% | 4 | $ 673,397 |
| 8 | Port Hadlock, WA | 1 | $ 78,347 | 5.7% | 2 | $ 172,823 |
| 9 | Kingston, WA | 1 | $ 68,450 | 5.0% | 1 | $ 68,450 |
| 10 | Tacoma, WA | 1 | $ 59,786 | 4.3% | 12 | $ 6,139,438 |
| 11 | Belfair, WA | 1 | $ 53,044 | 3.8% | 1 | $ 138,068 |
| 12 | Sequim, WA | 1 | $ 50,439 | 3.6% | 9 | $ 1,343,683 |
| 13 | Port Angeles, WA | 1 | $ 46,206 | 3.3% | 7 | $ 1,266,986 |
| | **Total – Cities** | 16 | $ 1,382,291 | 100.0% | | $ 15,842,568 |
| | Counties | | | | | |
| 1 | Kitsap, WA | 9 | $ 884,117 | 64.0% | 2 | $ 4,271,306 |
| 2 | Pierce, WA | 2 | $ 178,511 | 12.9% | 12 | $ 15,115,977 |
| 3 | Jefferson, WA | 2 | $ 169,974 | 12.3% | 3 | $ 913,503 |
| 4 | Clallam, WA | 2 | $ 96,645 | 7.0% | 9 | $ 2,821,339 |
| 5 | Mason, WA | 1 | $ 53,044 | 3.8% | 4 | $ 375,932 |
| | **Total – Counties** | 16 | $ 1,382,291 | 100.0% | | $ 23,498,057 |

Source: S&P Capital IQ Pro, FDIC Summary of Deposits data as of 6/30/2025
Note: All dollars in thousands

5

# Attractive Demographics

## Deposits and Demographics by MSA

| MSA | Branches | Deposits ($MM) | % of Total Deposits | Market Share | Rank | Population 2025 | Population Change 2010 - 2025 | Median Household Income 2025 | Median Household Income Proj. Change 2025 - 2030 |
|---|---|---|---|---|---|---|---|---|---|
| Seattle-Tacoma-Bellevue | 22 | $ 2,545 | 44.0% | 1.8% | 10 | 4,098,018 | 19.1% | $ 113,456 | 9.9% |
| Portland-Vancouver-Hillsboro | 6 | $ 841 | 14.5% | 1.3% | 9 | 2,504,222 | 12.5% | $ 94,748 | 9.7% |
| Olympia-Lacey-Tumwater | 4 | $ 785 | 13.6% | 15.2% | 1 | 300,381 | 19.0% | $ 93,117 | 9.6% |
| Oak Harbor | 5 | $ 554 | 9.6% | 42.1% | 1 | 86,271 | 9.9% | $ 85,266 | 8.7% |
| Mount Vernon-Anacortes | 3 | $ 332 | 5.7% | 10.6% | 4 | 130,920 | 12.0% | $ 83,954 | 10.7% |
| Yakima | 3 | $ 226 | 3.9% | 5.7% | 7 | 256,970 | 5.6% | $ 66,920 | 7.5% |
| Bellingham | 2 | $ 169 | 2.9% | 3.3% | 11 | 234,739 | 16.7% | $ 82,005 | 8.8% |
| Longview-Kelso | 1 | $ 152 | 2.6% | 17.8% | 3 | 112,555 | 9.9% | $ 73,759 | 8.7% |
| Shelton | 1 | $ 70 | 1.2% | 18.6% | 3 | 67,538 | 11.3% | $ 86,058 | 11.5% |
| San Juan (County)* | 1 | $ 60 | 1.0% | 9.4% | 5 | 18,386 | 16.6% | $ 85,931 | 8.9% |
| Eugene-Springfield | 1 | $ 31 | 0.5% | 0.5% | 13 | 378,895 | 7.7% | $ 66,283 | 6.1% |
| Boise City | 1 | $ 20 | 0.3% | 0.1% | 21 | 849,101 | 37.7% | $ 86,463 | 13.3% |
| **HFWA – Total / Wtd. Avg.** | 50 | $ 5,787 | | | | | 15.9% | $ 98,836 | 9.6% |
| Bremerton-Silverdale-Port Orchard | 9 | $ 884 | 64.0% | 20.7% | 2 | 279,428 | 11.3% | $ 99,951 | 11.4% |
| Seattle-Tacoma-Bellevue | 2 | $ 179 | 12.9% | 0.1% | 31 | 4,098,018 | 19.1% | $ 113,456 | 9.9% |
| Port Townsend | 2 | $ 170 | 12.3% | 18.6% | 3 | 33,361 | 11.7% | $ 73,081 | 10.1% |
| Port Angeles | 2 | $ 97 | 7.0% | 3.4% | 9 | 77,042 | 7.9% | $ 70,746 | 10.4% |
| Shelton | 1 | $ 53 | 3.8% | 14.1% | 4 | 67,538 | 11.3% | $ 86,058 | 11.5% |
| **Kitsap – Total / Wtd. Avg.** | 16 | $ 1,382 | | | | | 12.1% | $ 95,816 | 11.0% |

### Highlights for Kitsap County Market

- Growth in these markets supported by diverse economy, fueled by government entities, technology companies and private enterprise
- Connected to Seattle with regular ferry service into Bainbridge Island and Bremerton
- U.S. Navy is largest employer in Kitsap County with the 2nd largest naval base on the West Coast (45,000+ active duty and support)

### Major Employers in the Puget Sound Region

Alaska

amazon

COSTCO WHOLESALE

Microsoft

AMERICA'S NAVY

Source: S&P Capital IQ Pro, Claritas Demographic data, FDIC Summary of Deposits data as of 6/30/2025
*Branches not included in any MSA

6

7 Transaction Structure and Overview Structure ▪ Olympic Bancorp, Inc. (“Olympic”) will merge into Heritage Financial Corporation (“HFWA”) ▪ Kitsap Bank (“Kitsap”) will merge into Heritage Bank (“HB”) Consideration ▪ 100% stock consideration ▪ Approximately 7.2 million shares of HFWA issued to Olympic shareholders ▪ Fixed exchange ratio of 45.0x Transaction Value1 ▪ $176.6 million in aggregate consideration for Olympic Transaction Multiples ▪ Price / TBV: 151% ▪ Price / TBV (Excluding AOCI): 103% ▪ Price / 2025E Core EPS2: 20.4x ▪ Price / 2025E Core EPS2 + cost savings3: 7.8x Ownership and Board ▪ Pro forma ownership of 82.6% HFWA / 17.4% Olympic ▪ No changes to HFWA board of directors Approvals ▪ Subject to HFWA and Olympic shareholder approvals and customary regulatory approvals ▪ Voting agreements have been signed by HFWA’s and Olympic’s boards of directors Timing ▪ Anticipated closing in Q1 2026 (1) Based on HFWA’s stock price of $24.64 as of 9/24/2025 (2) Adjusted to exclude employee retention tax credit received in Q2 2025 (3) Assumes cost savings are fully realized for illustrative purposes

8 Key Transaction Assumptions CECL ▪ CECL reserve of $11.4 million, or 1.10% of total loans (no double count with credit marks) ▪ Allocation of 79% non-PCD and 21% PCD Investment Securities ▪ AFS securities write-down of $69.0 million, no impact to equity at close (accreted over 5 years) ▪ HTM securities write-down of $1.7 million (accreted over 5 years) Interest Rate Marks ▪ Loan discount of $33.8 million, or 3.47% of total loans (with 84% accreted over first 5 years, accelerated) ▪ Time deposits write-down of $0.6 million (amortized over 1 year) ▪ Borrowings write-up of $0.2 million (amortized over 1.5 years) Cost Savings ▪ Cost savings of 35% of Olympic’s non-interest expense − 45% of cost savings realized in 2026 and 100% in 2027 and thereafter − $8.1 million of cost savings in 2026 and $18.7 million in 2027 Other Assumptions ▪ One-time transaction expenses of $26.2 million, pre-tax ▪ Fixed assets write-up of $12.4 million (amortized over 40 years) ▪ Olympic sub-debt of $35.0 million is redeemed prior to closing ▪ Core deposit intangible of $45.4 million, or 4.00% (amortized over 10 years, accelerated) ▪ Pre-tax cost of cash of 4.00% ▪ Marginal tax rate of 21.0%

9 $0.9 $0.9 $1.0 $0.8 $1.4 $1.3 $1.4 $1.8 $3.7 $3.9 $4.1 $4.4 $5.6 $6.6 $7.4 $7.0 $7.2 $7.1 $7.1 $0.6 $0.3 $1.7 $0.9 $1.7 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q2 2025 Organic Acquired Olympic Bancorp Source: S&P Capital IQ Pro Note: All dollars in billions Note: Assets acquired as of most recent quarter prior to transaction completion date Historical Growth – Organic and Acquisitive ▪ HFWA has long history of successful organic growth and strategic M&A Completed 2 FDIC deals - Pierce Commercial Bank and Cowlitz Bank acquiring $211M and $345M in assets, respectively Acquired Valley Community Bancshares, Inc. and Northwest Commercial Bank with $254M and $65M in assets, respectively Merger with Washington Banking Company with $1.7B in assets Acquired Puget Sound Bancorp with $556M in assets and Premier Commercial Bancorp with $382MM Assets Announced acquisition of Kitsap Bank in Q3 2025

10 Concluding Observations ➢ Completed 7 bank acquisitions since 2010 ➢ Closed or consolidated 18 branches since 2015 ➢ Track record of successful M&A integration Attractive financial returns Increases HFWA’s operating scale with assets of $9 billion, pro forma Low risk transaction Logical geographic expansion into adjacent markets Positioned for continued growth in Kitsap Bank’s footprint Further strengthens core deposit base Culturally aligned with conservative credit underwriting HFWA’s Experienced M&A Team:

APPENDIX

12 Due Diligence Process Process Overview ✓ Conducted a thorough review of all key operating areas of Kitsap Bank ✓ Due diligence led by HFWA executive leadership and department heads, along with 3rd parties for fair value analysis ✓ Performed an in-depth loan file review on credit quality with significant coverage of the portfolio: ̶ 53% of the total loan portfolio was reviewed ̶ 88% of all commercial loans commitments of $5 million or greater were reviewed ̶ 100% of criticized loans were reviewed ̶ Reviewed loan documentation, underwriting policy and procedures Due Diligence Scope Credit & Underwriting Commercial LendingFinance & Accounting Operations Retail BankingTechnology Investment Securities DepositsAudit Risk Management Legal, Compliance & RegulatoryHuman Resources

13 Source: S&P Capital IQ Pro, as of the quarter ended 6/30/2025 Note: All dollars in thousands Deposit Mix Heritage Kitsap Pro Forma Balance % of Balance % of Balance % of ($000s) Total ($000s) Total ($000s) Total Noninterest-Bearing Demand 1,584,231$ 27.4% Noninterest-Bearing Demand 424,402$ 30.7% Noninterest-Bearing Demand 2,008,633$ 28.0% NOW & Interest-Bearing Demand 1,487,208$ 25.7% NOW & Interest-Bearing Demand 329,025$ 23.8% NOW & Interest-Bearing Demand 1,816,233$ 25.3% MMDA & Savings 1,731,324$ 29.9% MMDA & Savings 393,715$ 28.5% MMDA & Savings 2,125,039$ 29.7% CDs < $100k 286,243$ 4.9% CDs < $100k 75,397$ 5.5% CDs < $100k 361,640$ 5.0% CDs > $100k 695,407$ 12.0% CDs > $100k 159,751$ 11.6% CDs > $100k 855,158$ 11.9% Total Deposits 5,784,413$ 100.0% Total Deposits 1,382,290$ 100.0% Total Deposits 7,166,703$ 100.0% Interest-Bearing Deposits 4,200,182$ 72.6% Interest-Bearing Deposits 957,888$ 69.3% Interest-Bearing Deposits 5,158,070$ 72.0% Non-CDs 4,802,763$ 83.0% Non-CDs 1,147,142$ 83.0% Non-CDs 5,949,905$ 83.0% Total CDs 981,650$ 17.0% Total CDs 235,148$ 17.0% Total CDs 1,216,798$ 17.0% Cost of Interest Bearing Deposits 1.94% Cost of Interest Bearing Deposits 1.57% Cost of Interest Bearing Deposits 1.86% Cost of Total Deposits 1.40% Cost of Total Deposits 1.09% Cost of Total Deposits 1.34% Cost of Non-CDs 0.90% Cost of Non-CDs 0.58% Cost of Non-CDs 0.84% Nonint.-Bearing Demand 27.4% NOW & Int.- Bearing Demand 25.7% MMDA & Savings 29.9% CDs <$100k 4.9% CDs >$100k 12.0% Nonint.-Bearing Demand 28.0% NOW & Int.-Bearing Demand 25.3% MMDA & Savings 29.7% CDs <$100k 5.0% CDs >$100k 11.9% Nonint.-Bearing Demand 30.7% NOW & Int.- Bearing Demand 23.8% MMDA & Savings 28.5% CDs <$100k 5.5% CDs >$100k 11.6%

14 C&D 7.1% 1-4 Fam. 14.0% Multifam. 8.1% NOO CRE 28.7% OO CRE 20.9% C&I 13.1% Farm & Ag. 1.2% Consumer 0.4% Other 6.5% C&D 10.7% 1-4 Fam. 6.9% Multifam. 9.1% NOO CRE 36.6% OO CRE 18.2% C&I 17.7% Farm & Ag. 0.0% Consumer 0.4% Other 0.5% C&D 7.7% 1-4 Fam. 12.8% Multifam. 8.3% NOO CRE 30.0% OO CRE 20.4% C&I 13.8% Farm & Ag. 1.0% Consumer 0.4% Other 5.5% Source: S&P Capital IQ Pro, as of the quarter ended 6/30/2025 Note: All dollars in thousands Note: Loan categories based on call report codes at bank-level Loan Portfolio Mix Heritage Kitsap Pro Forma Balance % of Balance % of Balance % of ($000s) Total ($000s) Total ($000s) Total Construction & Development 339,344$ 7.1% Construction & Development 100,783$ 10.7% Construction & Development 440,127$ 7.7% 1-4 Family 669,097$ 14.0% 1-4 Family 65,096$ 6.9% 1-4 Family 734,193$ 12.8% Multifamily 388,360$ 8.1% Multifamily 85,344$ 9.1% Multifamily 473,704$ 8.3% Non-Owner Occupied CRE 1,370,449$ 28.7% Non-Owner Occupied CRE 344,275$ 36.6% Non-Owner Occupied CRE 1,714,724$ 30.0% Owner-Occupied CRE 996,908$ 20.9% Owner-Occupied CRE 171,158$ 18.2% Owner-Occupied CRE 1,168,066$ 20.4% Commercial & Industrial 623,553$ 13.1% Commercial & Industrial 166,304$ 17.7% Commercial & Industrial 789,857$ 13.8% Farm & Ag. 59,358$ 1.2% Farm & Ag. 193$ 0.0% Farm & Ag. 59,551$ 1.0% Consumer 17,607$ 0.4% Consumer 3,329$ 0.4% Consumer 20,936$ 0.4% Other 310,179$ 6.5% Other 5,112$ 0.5% Other 315,291$ 5.5% Gross Loans 4,774,855$ 100.0% Gross Loans 941,594$ 100.0% Gross Loans 5,716,449$ 100.0% Loans / Deposits 83% Loans / Deposits 68% Loans / Deposits 80% Yield on Loans 5.50% Yield on Loans 5.81% Yield on Loans 5.54%

15Source: S&P Capital IQ Pro, FDIC Quarterly Banking Profile as of 6/30/2025 Pristine Asset Quality Net Charge-Offs / Average Loans (%) 0.07% 0.30% 1.10% 2.05% 0.58% 0.46% 0.31% 0.15% 0.10% 0.14% 0.12% 0.06% 0.09% 0.07% 0.01% -0.03% -0.01% 0.06% 0.03% 0.03% 0.20% 1.25% 1.49% 0.38% 0.17% 0.03% 0.11% -0.05% 0.00% 0.00% -0.03% 0.01% 0.00% 0.06% -0.02% 0.00% 0.03% -0.03% 0.59% 1.41% 2.55% 2.56% 1.57% 1.10% 0.69% 0.49% 0.44% 0.47% 0.50% 0.48% 0.51% 0.50% 0.25% 0.27% 0.52% 0.68% 0.64% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q2 2025 YTDHFWA Kitsap Bank All U.S. Banks

16Note: All dollars in thousands, except per share Non-GAAP Reconciliation HFWA Olympic ($ in thousands) Q2 2025 Q2 2025 Total stockholders' equity (GAAP) (a) 888,212$ 133,812$ Less: intangible assets 243,487$ 17,105$ Tangible common equity (non-GAAP) (b) 644,725$ 116,707$ Shares outstanding (c) 33,953,194 159,280 Book value per share (GAAP) (a / c) 26.16$ 840.11$ Tangible book value per share (non-GAAP) (b / c) 18.99$ 732.72$ Total assets 7,070,641$ 1,694,367$ Less: intangible assets 243,487$ 17,105$ Tangible assets (non-GAAP) (d) 6,827,154$ 1,677,262$ Tangible Common Equity (TCE) Ratio (non-GAAP) (b / d) 9.44% 6.96%